Exhibit 10.5

THE INNES GROUP, INC.

SHARE OPTION PLAN
Dated for Reference January 25, 2008 (the "Share Option Plan" or "Plan")

PART 1

PURPOSE AND INTERPRETATION

Purpose

1.1                      The purpose of the Plan will be to advance the interests of the Company by encouraging equity participation in the Company through the acquisition of Common Shares of the Company.

Definitions

1.2                      In this Plan the following terms have the meanings set forth as follows:

(a)           Board means the board of directors of the Company, or if formed, the
Compensation Committee of the Board;

(b)           Common Shares means common shares in the capital of the Company;

(c)           Company means The Innes Group, Inc. (DBA: MCorp) and for purposes of eligibility, includes every subsidiary;

(d)           Consultant means a person or company, other than an Employee, Officer, or Director, that is engaged to provide services to the Company, provides the services under a written contract with the Company, and spends or will spend a significant amount of time and attention on the affairs and business of the Company;

(e)           Director means a director of the Company;

(f)           Effective Date for an Option means the date the option is granted to the Service Provider by the Board;

(g)           Employee means an individual who is a regular full time or part time employee of the Company from whose pay source deductions are taken;

(h)           Exercise Price means the amount payable per Common Share on the exercise of an Option, as determined in accordance with section 3.1 or 3.2, as applicable;

(i)           Expiry Date means the day on which an Option lapses as specified in the Option Commitment or in accordance with the terms of the Plan;

(j)           IPO means the initial offering of Common Shares sold under a prospectus filed under applicable securities legislation;

(k)           IPO Date means the date on which the Company completes the IPO;

(1)           Officer means an individual who holds a titled office naming him/her senior officer of the Company;

(m)          Option means the right to purchase Common Shares granted under the Plan to a
Service Provider;

(n)           Option Commitment means the notice of grant of an Option delivered by the Company to a Service Provider and substantially in the form of the attached Schedule A;

(o)           Optioned Shares means Common Shares subject to an Option;

(p)           Optionee means an individual to whom an Option is granted by the Company under the Share Option Plan;

(q)           Outstanding Issue means the number of Common Shares actually outstanding at the time of calculation (on a non-diluted basis);

(r)           Plan Shares means at the time of determination, the total number of Common Shares which may be reserved for issuance as Optioned Shares under the Plan;

(s)           Regulatory Authority means any securities regulatory authority having acknowledged and undisputed legal jurisdiction over the securities of the Company, and as of the date first above written there are no securities regulatory authorities with jurisdiction over the Plan;

(t)           Retired means

   (i)           with respect to an Officer or Employee, the early or normal retirement of the Officer or Employee, after attainment of age 65, and

   (ii)          with respect to a Director, cessation of office as a Director, other than by reason of death, after attainment of age 70;

(u)           Service Provider means a Director, Officer, Employee, or Consultant of the Company;

(v)           Stock Market has the meaning set out in section 2.12 herein;

(w)           Totally Disabled with respect to an Employee or Officer, means that, solely because of disease or injury the Employee or Officer is deemed by a qualified physician selected by the Company to be unable to work at any occupation which the Employee or Officer is reasonably qualified to perform and, with respect to a Director, means that, solely because of disease or injury, the Director is deemed by a qualified physician selected by the Company to be unable to carry out his or her responsibilities on the Board.

Interpretation

1.3                      In this Share Option Plan, except as otherwise expressly provided or as the context otherwise requires,

(a)           headings are solely for convenience of reference and are not intended to be complete or accurate descriptions of content or to be guides to interpretation of this Share Option Plan or any part of it,

(b)           the word "including", when following a general statement or term, is not to be construed as limiting the general statement or term to any specific item or matter set forth or to similar items or matters, but rather as permitting the general statement or term to refer also to all other items or matters that could reasonably fall within its broadest possible scope,

(c)           an accounting term not otherwise defined herein has the meaning assigned to it, and every calculation to be made hereunder is to be made, in accordance with accounting principles generally accepted in the United States applied on a consistent basis,

(d)           a reference to currency means the lawful currency of the United States;

(e)           a reference to a statute includes all regulations made under it, all amendments to the statute or regulations in force from time to time, and every statute or regulation that supplements or supersedes such statute or regulations,

(f)           a reference to an entity includes any successor to that entity,

(g)           a word importing the masculine gender includes the feminine and neuter, a word in the singular includes the plural, a word importing a corporate entity includes an individual, and vice versa, and

(h)           a reference to "approval", "authorization" or "consent" means written approval, authorization or consent.

PART 2

SHARE OPTION PLAN

Establishment of Share Option Plan

2.1                      This Share Option Plan is hereby established to recognize contributions made by Service Providers and to create an incentive for their continuing relationship with the Company.

2.2                      All Common Share options, if any, granted as management or employee incentive options are to be included under the Plan. This Plan replaces any previous such plan.

Eligibility

2.3                      Options to purchase unissued Common Shares may be granted to persons who are or who are deemed to be by the Board, Service Providers, from time to time, by the Board.

Incorporation of Terms of Plan

2.4                      Subject to specific variations approved by the Board, all terms and conditions set out in the Plan or in the Option Commitment will be incorporated into and deemed to form part of an Option.

Maximum Shares to be Allotted

2.5                      The maximum aggregate number of  Plan Shares that may be reserved for issuance under the Plan at any point in time, is 30% of the Outstanding Issue at the time such Plan Shares are reserved for issuance as a result of a grant of a share option under the Plan, less any Optioned Shares already reserved for issuance under outstanding Options previously granted, provided that the total number of Optioned Shares that may be issued pursuant to Code Stock Options (as defined in Part 5) may not exceed 1,515,000.

Shares Not Acquired

2.6                      Any Common Shares not acquired under an Option, which has expired or been surrendered, cancelled or terminated may be made the subject of a subsequent Option pursuant to the provisions of this Plan.

Powers of the Board

2.7                      The Board will be responsible for the general administration of the Plan and the proper execution of its provisions, the interpretation of the Plan and the determination of all questions arising under it.  Without limiting the generality of the foregoing, the Board has the power to

(a)           grant Options,

(b)           allot Common Shares for issuance in connection with the exercise of Options,

(c)           amend, suspend, terminate or discontinue this Plan, or revoke or alter any action taken, except that no amendment or suspension of this Plan will, without the written consent of any Optionees affected, alter or impair any Option granted under this Plan,

(d)           delegate all or such portion of its powers as it may determine to a Compensation Committee of the Board, including the power to grant Options and allot Common Shares for issuance on the exercise of Options, either indefinitely or for such period of time as it may specify, and then such committee may exercise the powers and discharge the duties of the Board in respect of the Plan so delegated to the same extent as the Board is hereby authorized so to do, and

(e)           may in its sole discretion reduce the benefits that may be granted to Service Providers under this Plan before Options are granted to such Service Providers but may not increase any benefits beyond the provisions of this Plan, in connection  with an Option, either before or after the grant of Option without further shareholders' approval.

Amendments or Restrictions as a Result of an IPO or Stock Market Requirement

2.8                      If, as a condition of approving an IPO a Regulatory Authority or a Stock Market (as defined below), requires in writing amendments to any provision in the Plan, an increase in the Exercise Price of a previously granted Option or an amendment of the term of an Option, such amendments will be made without the necessity of obtaining shareholder approval or approval of the holder of such Option but shall require notice to the holder and the right to exercise the Option as herein provided.

2.9                      In the case of an increase in the Exercise Price of an Option, the Exercise Price will be increased to an amount required by such Regulatory Authority but no increase will take effect unless the Optionee has received notice of this requirement and has had a 10-day period to exercise the outstanding Options in the manner described in section 2.12.  The effective date of such increase will be a day determined by the Company that is at least 10 business days before the expected date of completion of the IPO.  The Company will provide to an Optionee a written notice of the effective date of the increase in Exercise Price resulting from the operation of this section as soon as reasonably practicable after it receives a notice from the Regulatory Authority that the Exercise Price must be increased.

2.10                    Optioned Shares issued prior to the IPO Date may be subject to a pooling or escrow agreement, the terms of which will restrict all resales of such Optioned Shares for a period which may exceed one year from the date (the "Receipt Date") that the Company obtains a receipt for a final prospectus filed in respect of its IPO, and each Optionee agrees to execute and comply with the terms of such agreement if required by the Regulatory Authorities, Stock Market or the underwriters for the Company IPO, provided such requirements apply substantially rateably to all holders of Options.

2.11                    Each Optionee hereby irrevocably nominates, constitutes and appoints the President of the Company, with full power of substitution, as such Optionee's agent and true and lawful attorney to act on its behalf with full power and authority in its name, place and stead to execute and deliver as and when required any and all documents which may be necessary or desirable for the Company to be signed by the Optionee in connection  with any pooling agreement or escrow agreement required by the Regulatory Authorities or the underwriters for the Company's IPO in respect of Optioned Shares issued on exercise of Options.  This power of attorney is irrevocable and is a power coupled with an interest and shall survive the disability of any Optionee or the assignment by a Optionee of any of its involvement, and extends to the heirs, executors, administrators and other legal representative and successors and assigns of such Optionee and shall survive the death of such Optionee until written notice of such death is delivered to the Company.

2.12                    In circumstances  where the Board passes a resolution authorizing the Company to make application to have the Company's common shares listed for trading on any recognized North American stock exchange, quotation, over-the-counter or similar market  (each a "Stock Market") and the Stock Market or other Regulatory Authority has advised the Company that some or all of the Options must be cancelled, repriced upwards, be amended as to the term, or otherwise revised before the Company's common shares can be listed, the Company shall so notify the Optionees in writing (the "Listing Notice").  The Optionees will have 10 days following receipt or deemed receipt of the Listing Notice to exercise the Options to the extent that they were entitled to exercise them as of the date prior to the listing application, failing which the Options shall be deemed to have been amended in accordance with the requirements of the Stock Market or Regulatory Authority, as the case may be. The Company shall not be required to compensate an Option holder in any way as a consequence of the requirement to effect a change to such holder's Option in accordance with the direction of a Stock Market or Regulatory Authority.

PART 3

TERMS AND CONDITIONS OF OPTIONS

Exercise Price

3.1                      The Exercise Price per Optioned Share will be determined at the discretion of the
Board, and may be at a discount to the prevailing price of the Common Shares not to exceed
15%, however when the Common Shares are listed on a Stock Market, a discount shall only be allowed where permitted by the rules of the Stock Market. Code Stock Options may not be granted at a discount to the market.

3.2                      Notwithstanding section 3.1, the Exercise Price for Options granted under this Plan during the two months prior to the IPO Date will be equal to the price at which Common Shares are expected to be offered for sale under the IPO.

Term of Options

3.3                      The term of an Option will be for a period after the Effective Date not exceeding ten years. The Board will determine the term of the Option at the time it is granted.

Resale

3.4                      All Options are issued subject to applicable securities laws in Canada and the United States and are subject to resale restriction and hold periods in accordance with applicable securities legislation.

3.5                      If the Company's Common Shares become listed on any Stock Market, the Options will also be subject to the rules of that Stock Market.  Nothing in this Plan shall be construed as obligating the Company to seek a Stock Market listing, or to qualify for resale, or register the Options under any securities laws.

3.6                      The Company is authorized to affix any resale restriction legend deemed by it to be necessary or desirable in connection with ensuring compliance with such resale

Vesting of Option Rights

3.7                      The vesting periods for all Options granted pursuant to this Plan will be determined at the discretion of the Board at the time of the grant.  In the event of the sale of all or substantially of the outstanding shares or all of the assets of the Company to a third party, or a merger into a successor company which is at least twice as large as the Company by capitalization, all granted but unvested options will immediately become fully vested, unless otherwise specified in any other agreement or the Option Commitment.

Limitation on Right to Exercise

3.8                      No Option may be exercised after the time at which the Optionee ceases to be a Service Provider, except as follows:

(a)           if the Optionee dies, the personal representative of the Optionee may exercise the Options belonging to the Optionee from time to time, to the extent to which the Optionee could have exercised the same at the time of their death, no later than the earlier of the Expiry Date and one year after the Optionee dies;

(b)           if the Optionee is Retired or becomes Totally Disabled, the Optionee may exercise their Options from time to time, to the extent to which the Optionee could have exercised the same at the time of their Retirement or becoming Totally Disabled, no later than the earlier of the Expiry Date and one year after the Optionee is Retired or becomes Totally Disabled;

(c)           if the Optionee ceases to be a Service Provider, otherwise than by reason of, as applicable, a termination of office or employment for cause or for a breach of contract, then the Option may be exercised by the Optionee, within 90 days after the date the Optionee ceases to be a Service Provider, unless the Board resolves to permit a longer period for exercise; or

(d)           the Board in its sole discretion otherwise determines. Options are Non-Assignable and Non-Transferable

3.9                      Subject to section 3.7, an Option will be exercisable only by the Optionee to whom it is granted and will not be assignable or transferable. Adjustment  of the Number of Optioned Shares

3.10                    The number of Common Shares issuable on exercise of an Option will be adjusted as follows:

(a)           in the event of a subdivision of Common Shares from the date of the Plan, at any time while an Option is in effect, into a greater number of Common Shares, the Company will deliver at the time of purchase of Optioned Shares, in addition to the number of Optioned Shares in respect of which the right to purchase is then being exercised, such additional number of Common Shares as result from the subdivision  without an Optionee making any additional payment or giving any other consideration,

(b)           in the event of a consolidation of the Common Shares from the date of the Plan, at any time while an Option is in effect, into a lesser number of Common Shares, the Company will deliver and an Optionee will accept, at the time of purchase of Optioned Shares, in lieu of the number of Optioned Shares in respect of which the right to purchase is then being exercised, the lesser number of Common Shares as result from the consolidation without an Optionee making any lesser payment or receiving any other consideration,

(c)           in the event of any change of the Common Shares in class or in type from the date of the Plan, at any time while an Option is in effect, the Company will deliver at the time of purchase of Optioned Shares, the number of shares of the appropriate class or type resulting from the change that the Optionee would have been entitled to receive if the Optionee had exercised their Options immediately prior to such change in class or type,

(d)           in the event of a capital reorganization, reclassification or change of outstanding equity shares (other than a change in the par value thereof) of the Company, a consolidation, merger, arrangement or amalgamation, or a sale of substantially all the property of the Company at any time while an Option is in effect, an Optionee will have the right to purchase, in lieu of the Optioned Shares receivable upon the exercise of the Option, the kind and amount of securities and property receivable equal to the number of Optioned Shares that would have been received if the Optionee had exercised their Option immediately  prior to such event.  The subdivision or consolidation  of Common Shares at any time outstanding (whether with or without par value) will not be deemed to be a capital reorganization  or a reclassification of the capital of the Company for the purposes of this section (d),

(e)           an adjustment will take effect at the time of the event giving rise to the adjustment, and the adjustments provided for in this section are cumulative, and

(f)            the Company is not be required to issue fractional shares in satisfaction of its obligations under the Plan, and any fractional interest in a Common Share that would, except for the provisions of this section (f), be deliverable upon the exercise of an Option will be cancelled and not be deliverable by the Company.

PART 4

PROCEDURE

Option Commitment

4.1                      When an Option is granted under the Plan, the Chief Executive Officer of the Company or his appointee, will deliver to the Optionee an Option Commitment  detailing the terms of his or her Option, and upon delivery the Service Provider will be a participant in the Plan and will have the right to purchase the Optioned Shares at the Exercise Price.

4.2                      Upon the occurrence of an event to which section 3.9 applies, the Chief Executive Officer of the Company or his appointee, may, and if so directed by the Board will, deliver to any Optionee with respect to any Option a revised Option Commitment, identified as such, with respect to shares as to which the Option has not been exercised, reflecting the application of section 3.9.

Manner of Exercise

4.3                      An Optionee who wishes to exercise his Option may do so by delivering:

(a)           a written notice to the Company specifying the number of Optioned Shares being acquired pursuant to the Option, and

(b)           cash or a certified cheque payable to the Company for the aggregate Exercise Price for the Optioned Shares being acquired.

Delivery of Certificate

4.4                      Not later than five days after receipt of the notice of exercise described in section 4.3 and payment in full for the Optioned Shares being acquired, the Company will issue or direct its transfer agent to issue a certificate to the Optionee for the appropriate number of Optioned Shares.

PART 5

U.S. PARTICIPANTS

Definitions

5.1                      In this Part 5:

(a)           10% Shareholder means any person who owns, taking into account the constructive ownership rules set forth in section 424(d) of the Code, more than 10% of the total combined voting power of all classes of stock of the Company (or of any parent or Subsidiary);

(b)           Code means the U.S. Internal Revenue Code of 1986, as amended;

(c)           Code Stock Option means an Option to purchase Common Shares with the intention that such Option qualify as an "incentive stock option" as that term is defined in section 422 of the Code;

(d)           Employee means a person who is an employee of the Company or a Subsidiary for purposes of section 422 of the Code;

(e)           Subsidiary means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each corporation  (other than the last corporation) in such chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.  The preceding definition of the term "Subsidiary" is intended to comply with, and will be interpreted consistently  with, section 424(f) of the Code; and

(f)            U.S. Participant means an Optionee who is a U.S. citizen or a U.S. resident, in each case as defined in the Code.

Maximum Number of Common Shares for Code Stock Options

5.2                      Notwithstanding any other provision of this Plan to the contrary, the maximum aggregate number of  Plan Shares that may be reserved for issuance under the Plan at any point in time, is 30% of the Outstanding Issue at the time such Plan Shares are reserved for issuance as a result of a grant of an Option under the Plan, less any Optioned Shares already reserved for issuance under outstanding Options previously granted, subject to 422 and 424 of the Code, provided that the total number of Optioned Shares that may be issued pursuant to Code Stock Options may not exceed 1,515,000.

Designation of Options

5.3                      The Option Commitment issued in respect of an Option will identify if the Options are Code Stock Options.  If no such specification is made in the Option Commitment, the Option will not be a Code Stock Option.

Special Requirements for Code Stock Options

5.4              In addition to the other terms and conditions of this Plan, the following limitations and requirements will apply to a Code Stock Option:

(a)           A Code Stock Option may only be granted to an Employee of the Company or one its subsidiary corporations.   For purposes of this section (a), "subsidiary corporation" will have the meaning attributed to that term for purposes of Section 422 of the Code;

(b)           The aggregate fair market value of the Optioned Shares (determined as of the date of grant of the Option) with respect to which Code Stock Options are exercisable for the first time by any U.S. Participant during any calendar year (pursuant to this Plan and all other Share Compensation Arrangements of the Company or Subsidiary) will not exceed U.S.$100,000 or any other limitation subsequently set forth in section 422(d) of the Code;

(c)           The Exercise Price per Optioned Share payable upon exercise of a Code Stock Option granted to a U.S. Participant who is a 10% Shareholder on the date of grant of the Option will be not less than 110% of the Exercise Price provided for in section 3.1 and
3.2;

(d)           No Code Stock Option may be granted unless the shareholders approve this Plan within 12 months of its adoption by the Board;

(e)           A Code Stock Option will terminate and no longer be exercisable  no later than I 0 years after the date of grant of such Code Stock Option; provided, however, that a Code Stock Option granted to a U.S. Participant who is a I 0% Shareholder  on the applicable date of grant will terminate and no longer be exercisable no later than five years after the applicable grant date;

(f)            No Code Stock Option may be granted later than 10 years after the date the Company adopted this Plan; and

(g)           Any Option that is designated as a Code Stock Option but does not satisfy the requirements applicable to a Code Stock Option will be deemed to not be a Code Stock Option.

Amendment Code Stock Option

5.5                      In the case of Code Stock Options, the Board will obtain shareholder approval of a Plan amendment to the extent required by section 422 of the Code, and any change or adjustment to an outstanding Code Stock Option will not, without the consent of the Optionee, be made in such a manner so as to constitute a "modification" that would cause such Code Stock Option to fail to qualify as a Code Stock Option.

U.S. Tax Withholding

5.6                      In order to comply with all applicable U.S. federal and state income tax laws and regulations, the Company may take such action as it deems appropriate to ensure that all applicable U.S. federal and state payroll, withholding, income or other taxes are withheld or collected from such U.S. Participant.  For the purposes of assisting a U.S. Participant in paying all or a portion of the U.S. federal and state taxes to be withheld or collected  upon exercise of an Option, the Board, in its discretion and subject to such additional terms and conditions as it may adopt, may permit a U.S. Participant to satisfy such tax obligation by (a) electing to have the Company withhold a portion of the shares otherwise to be delivered upon exercise of such Option having a fair market value equal to the amount of such taxes (b) delivering to the Company shares (other than Optioned Shares issuable upon exercise of such Option) having a fair market value equal to the amount of such taxes, or (c) remitting cash or a cheque payable to the Company.  The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

Additional U.S. Tax Requirements

5.7                      Options issued to U.S. Participants are intended to satisfy Section 409A of the Code by satisfying an applicable exemption, which requires (in part) that the Exercise Price be no less than the fair market value of the underlying Optioned Shares, determined as of the date the Option is granted, regardless of whether the Option is intended as a Code Stock Option.  The Company reserves the right to amend any Option (with or without consent from the Optionee) to the extent necessary to comply with Section 409A of the Code or an applicable exemption, including (but not limited to) an amendment that adjusts the Exercise Price for the Option.

PART 6

GENERAL

Transferability

6.1                      The benefits, rights and options accruing to any Optionee under any of the Plan will not be transferable by any Optionee other than in the manner provided for in this Plan. During the lifetime of an Optionee, all benefits, rights and options may only be exercised by the Optionee or by his guardian or legal representative.

Employment and Services

6.2                      Nothing contained in this Plan will confer upon any Optionee any right with respect to employment or provision of services with the Company, or interfere in any way with the right of the Company to terminate the Optionee's employment or service at any time. Participation in this Plan by an Optionee will be voluntary.

No Representation or Warranty

6.3                      The Company makes no representation or warranty as to the future market value of Common Shares issued in accordance with the provisions of the Plan.

Governing Law

6.4                      This Plan will be governed and construed in accordance with the laws of the State of California applicable therein.

Amendment of the Plan

6.5                      The Board reserves the right, in its absolute discretion, to at any time amend, modify or terminate this Plan without shareholder approval.  Any amendment to any provision of this Plan will be subject to any necessary approvals by any regulatory body having jurisdiction over the securities of the Company.

Notice

6.6                      Each notice, demand or communication required or permitted to be given under this Plan will be in writing and will be delivered to the person to whom it is addressed, and the date of delivery of such notice, demand or communication will be the date of receipt by the addressee.

Date adopted by Board:                                           January 25, 2008.

SCHEDULE A

The Innes Group, Inc.
SHARE OPTION PLAN
[insert date]

OPTION COMMITMENT

Notice is hereby given that, effective this ____ day of _______________, ______ (the "Effective Date") The Innes Group, Inc. (the "Company") has granted to __________________________, an Option [or Code Stock Option] to acquire
_____________ Common Shares ("Optioned Shares") up to 5:00 p.m. Pacific time on the ____
day of _______________, ______, (the "Expiry Date") at a Exercise Price of US$__________ per share. Optioned Shares may be acquired as follows:

[insert vesting provisions if applicable]

The grant of the Option [or Code Option] evidenced hereby is made subject to the terms and conditions of the Company's Share Option Plan, the terms and conditions of which are hereby incorporated in this Option Commitment.

To exercise your Option [or Code Option] deliver to the Company at its then principal business office, a written notice specifying the number of Optioned Shares you wish to acquire, together with cash or a certified cheque payable to the Company for the aggregate Exercise Price.  A certificate for the Optioned Shares so acquired will be issued by the transfer agent as soon as practicable.

The Innes Group, Inc.

__________________________________
President

I hereby acknowledge receipt of a copy of the Plan and agree to be bound by the terms of Plan. This commitment supersedes any prior Option or commitment made to me.

OPTIONEE

_____________________________________

Name:              _________________________

Print Name:      _________________________
    (signature)

Address:           _________________________
_________________________